UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
 FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 8, 2019
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Item 2.02    Results of Operations and Financial Condition

All data provided in this deck is based on our new reporting segments. As disclosed in the Press Release dated May 8, 2019, Perrigo Company plc ("the Company") changed the composition of our operating and reporting segments. We moved our Israeli diagnostic business from the Consumer Self-Care International segment to the Prescription Pharmaceuticals segment and we made certain adjustments to our allocations between segments. These changes were made to reflect changes in the way in which management makes operating decisions, allocates resources, and manages the growth and profitability of the Company.

•
Consumer Self-Care Americas ("CSCA"), formerly Consumer Healthcare Americas, comprises our consumer self-care business (OTC, contract manufacturing, infant formula and animal health categories) in the U.S., Mexico and Canada.

•
Consumer Self-Care International ("CSCI"), formerly Consumer Healthcare International, comprises our branded consumer self-care business primarily in Europe, our consumer-focused business in the United Kingdom and Australia, and our liquid licensed products business in the United Kingdom.

•	Prescription Pharmaceuticals ("RX"), comprises our Prescription Pharmaceuticals business in the U.S. and our diagnostic business in Israel, which was previously in our CSCI segment.

The changes to the reporting segments, have no impact on the Company’s historical consolidated financial position, results of operations, or cash flows. In order to aid in comparability to historical financial data, the Company has recast selected financial statements and metrics utilizing the new reporting segments.

Exhibit 99.1 contains select segment financial metrics for the three months ended April 2, 2016, July 2, 2016, October 1, 2016, December 31, 2016, April 1, 2017, July 1, 2017, September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018, September 29, 2018, December 31, 2018, and March 30, 2019; and the years ended December 31, 2016, December 31, 2017, and December 31, 2018.

The recast financial information contained in Exhibit 99.1 does not represent a restatement of previously issued financial statements. The information in this Item 2.02, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended April 2, 2016, July 2, 2016, October 1, 2016, April 1, 2017, July 1, 2017, September 30, 2017, March 31, 2018, June 30, 2018, September 29, 2018, and March 30, 2019.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The recast financial statements contain certain non-GAAP measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") in the statements of operation, balance sheets or statements of cash flows of the Company. Pursuant to the requirements of the U.S. Securities and Exchange Commission, the Company has provided reconciliations for net sales excluding sales attributable to held-for-sale businesses, adjusted gross profit, adjusted operating income, adjusted net income, adjusted diluted earnings per share, adjusted gross margin, and adjusted operating margin within this report to the most directly comparable U.S. GAAP measures for these non-GAAP measures. These non-GAAP financial measures should be considered as supplements to the GAAP reported measures, should not be considered replacements for, or superior to, the GAAP measures and may not be comparable to similarly named measures used by other companies.
The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and companies in similar industries and assessing the Company's prospects for future performance. These non-GAAP financial measures exclude items, such as amortization expense, impairment charges, restructuring charges, and acquisition and integration-related charges, that by their nature affect comparability of operational performance or that we believe obscure underlying business operational trends. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.

Non-GAAP measures related to profit measurements, which include adjusted gross profit, and adjusted operating income, are useful to investors as they provide them with supplemental information to enhance their understanding of the Company’s underlying business performance and trends and enhance the ability of investors and analysts to compare the Company’s period-to-period financial results. Management believes that adjusted gross margin and adjusted operating margin are useful to investors, in addition to the reasons discussed above, by allowing them to more easily compare and analyze trends in the Company’s peer business group and assisting them in comparing the Company’s overall performance to that of its competitors. The Company discloses adjusted net sales, which excludes operating results attributable to exited businesses in order to provide information about sales of the Company’s continuing business. In addition, the Company discloses net sales growth and adjusted net sales growth on a constant currency basis to provide information about sales of the Company’s continuing business excluding the exogenous impact of foreign exchange. The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past, present and future underlying operating results, and also facilitate comparison of the Company’s operating performance to the operating performance of its competitors.

Reported results were adjusted for the following items:

•	Amortization expense primarily related to acquired intangible assets

•	Operating results attributable to held-for-sale business

•	Acquisition and integration-related charges and contingent consideration adjustments

•	Restructuring charges and other termination benefits

•	Unusual litigation

•	Impairment charges

•	Gain/loss on divestitures

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Recast historical financial information for fiscal years 2016 - 2018 and first quarter of 2019, furnished solely pursuant to Item 2.02 hereof.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Raymond P. Silcock
Dated:	May 8, 2019		Raymond P. Silcock
Chief Financial Officer